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                                                                    EXHIBIT 99

                           NOBLE INTERNATIONAL, LTD.
                              28213 Van Dyke Road
                                Warren, MI 48093



                                                 October 20, 2004



VIA FACSIMILE

Riverview Group, LLC
Attn:  Daniel Cardella
Facsimile:  (212) 977-1667

Ladies and Gentlemen:

         Reference is made to the Convertible Subordinated Note dated March 26, 2004 (the "Note") issued by Noble International Ltd. to you. Capitalized terms used but not otherwise defined shall have the meanings assigned to such terms in the Note.

         In light of certain accounting regulations recently promulgated, we are requesting that you agree to amend certain provisions of the Note

         Accordingly, we hereby request that you consent to the following:


1. Amendment to Section 4(b). Section 4(b) of the Note is amended and restated to read as follows:

         "(b) Redemption Right. Promptly after the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an "EVENT OF DEFAULT NOTICE") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "EVENT OF DEFAULT REDEMPTION NOTICE") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the "EVENT OF DEFAULT REDEMPTION PRICE"). The Event of Default Redemption Price shall be paid in the following manner: (I) the Company shall pay the portion of the Event of Default Redemption Price equal to the Conversion Amount in cash and (II) the remaining portion of the

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Event of Default Redemption Price (the "EXCESS EVENT OF DEFAULT REDEMPTION
PRICE") shall be paid, at the Company's option, in either (a) cash or (b) by delivery of shares of Common Stock ("EVENT OF DEFAULT SHARES"). The Company shall be required to set forth in the Event of Default Notice of any election to pay the Excess Event of Default Redemption Price in Event of Default Shares. Any portion of the Event of Default Redemption Price that the Company elects to pay in Common Stock shall be paid in a number of fully paid and nonassessable shares equal to the quotient of (1) the Excess Event of Default Redemption Price and
(2) the Event of Default Conversion Price (as hereinafter defined) in effect; provided that the amount of Event of Default Shares delivered by the Company as payment for the Excess Event of Default Redemption Price shall not exceed the Required Reserve Amount. For purposes of this Section, the "EVENT OF DEFAULT CONVERSION PRICE" shall mean, as of any date of determination, if the Conditions to Mandatory Conversion have been satisfied (or waived in writing by the Holder) as of the first day of the Event of Default Conversion Period (as hereinafter defined) through, and including, the date of payment of the Event of Default Redemption Price (disregarding for the purposes of determining whether clause
(iii)(y) in the definition of Conditions to Mandatory Conversion has been satisfied the Event of Default giving rise to the redemption hereunder), the price which shall be computed as 90% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the 5 consecutive Trading Days following the date on which the Company publicly announces such redemption (the "EVENT OF DEFAULT CONVERSION PERIOD"); all such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock during such Event of Default Conversion Period; provided, however, that if the Conditions to Mandatory Conversion have not been satisfied or waived as required above, the Company and Holder shall determine the Event of Default Conversion Price using commercially reasonable means agreed to by them. Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12 and the date on which the Event of Default Redemption Price is paid pursuant to such Section 12 shall be the "EVENT OF DEFAULT REDEMPTION DATE." When determining if the Conditions to Mandatory Conversion have been satisfied, (A) the term "Mandatory Conversion Date" shall be replaced with the term "Event of Default Redemption Date", (B) the term "Mandatory Conversion Measuring Period" shall be replaced by the term "Event of Default Conversion Period" and (C) the term Mandatory Conversion Notice shall be replaced by the term "Event of Default Notice".

2. Amendment to Section 5(c). Section 5(c) of the Note is amended and restated to read as follows:

         "(c) Redemption Right. At any time during the period beginning after the Holder's receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least 10 days prior to a Change of Control, at any time on or after the date which is 10 days prior to a Change of Control and ending 10 days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("CHANGE OF CONTROL REDEMPTION NOTICE") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem; provided, however, that the Company shall not be under any obligation to redeem all or any portion of this Note or to deliver the applicable Change of Control Redemption Price unless and until the applicable Change of Control is consummated. The portion of this Note subject to


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redemption pursuant to this Section 5(c) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount being redeemed and (y) the quotient determined by dividing (A) the Closing Sale Price of the Common Stock immediately following the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 110% of the Conversion Amount being redeemed (the "CHANGE OF CONTROL REDEMPTION PRICE"). The Change of Control Redemption Price shall be paid in the following manner: (I) the Company shall pay the portion of the Change of Control Redemption Price equal to the Conversion Amount in cash and (II) the remaining portion of the Change of Control Redemption Price (the "EXCESS CHANGE OF CONTROL REDEMPTION PRICE") shall be paid, at the Company's option, in either (a) cash or (b) by delivery of shares of Common Stock ("CHANGE OF CONTROL SHARES"). The Company shall be required to set forth in the Change of Control Notice of any election to pay the Excess Change of Control Redemption Price in Change of Control Shares. Any portion of the Change of Control Redemption Price that the Company elects to pay in Common Stock shall be paid in a number of fully paid and nonassessable shares equal to the quotient of (1) the Excess Change of Control Redemption Price and (2) the Change of Control Conversion Price (as hereinafter defined) in effect; provided that the amount of Change of Control Shares delivered by the Company as payment for the Excess Change of Control Redemption Price shall not exceed the Required Reserve Amount. For purposes of this Section, the "CHANGE OF CONTROL CONVERSION PRICE" shall mean, as of any date of determination, if the Conditions to Mandatory Conversion have been satisfied (or waived in writing by the Holder) as of the first day of the Change of Control Conversion Period (as hereinafter defined) through, and including, the date of payment of the Change of Control Redemption Price (disregarding for the purposes of determining whether clause (iii)(x) in the definition of Conditions to Mandatory Conversion has been satisfied the Change of Control giving rise to the redemption hereunder), the price which shall be computed as 90% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the 10 consecutive Trading Days commencing 10 Trading Days before the date the Change of Control becomes effective and ending on day immediately preceding such effective date (the "CHANGE OF CONTROL CONVERSION PERIOD"); all such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock during such Change of Control Conversion Period; provided, however, that if the Conditions to Mandatory Conversion have not been satisfied or waived as required above, the Company and Holder shall determine the Change of Control Conversion Price using commercially reasonable means agreed to by them. Redemptions required by this Section 5(c) shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control and the date on which the Change of Control Redemption Price is paid pursuant to such Section 12 shall be the "CHANGE OF CONTROL REDEMPTION DATE". When determining if the Conditions to Mandatory Conversion have been satisfied, (A) the term "Mandatory Conversion Date" shall be replaced with the term "Change of Control Redemption Date", (B) the term "Mandatory Conversion Measuring Period" shall be replaced by the term "Change of Control Conversion Period" and (C) the term "Mandatory Conversion Notice" shall be replaced by the term "Change of Control Redemption Notice".

3. Amendment to Section 12. The second sentence of Section 12 of the Note is hereby amended and restated to read as follows:


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                  "The Company shall deliver the applicable Event of Default
Redemption Price to the Holder within six Trading Days after the Company's public announcement of such redemption."

4. Amendment to Section 16. Section 16 of the Note is hereby amended and restated to read as follows:

                  "(16) DIVIDEND RESTRICTION. The Company shall not pay a dividend or distribution to the holders of its Common Stock in an amount that exceeds, in any twelve month period from the Issuance Date until March 23, 2007, 48 cents per share (as adjusted for any stock splits, stock dividends or recapitalizations following the Issuance Date)."

4. Expense Reimbursement. The Company shall pay upon execution of this letter an expense allowance not to exceed $12,500 for reimbursement of reasonable legal and due diligence expenses incurred in connection with entering into this letter.

         Except as amended or modified by this letter, all other terms and conditions of the Note shall remain in full force and effect. If the foregoing amendments are acceptable to you, please sign in the space indicated below. This letter may be executed in counterparts.

                                           Sincerely,

                                           NOBLE INTERNATIONAL, LTD.

                                           By:    /s/ Jay J. Hansen
                                              --------------------------------
                                           Name:  Jay J. Hansen
                                           Title: Chief Financial Officer


Agreed and Accepted:

RIVERVIEW GROUP, LLC



By:     /s/ Dan Cardella
   ------------------------
Name:   Dan Cardella
Title:  Portfolio Manager

cc:  Eleazer Klein, Esq.
     (212) 593-5955